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                                                                    Exhibit 10.1

                             FIRST LEASE AMENDMENT

                                    Between

                         BENAROYA CAPITAL COMPANY, LLC

                                      And

                         TARGETED GENETICS CORPORATION

This First Lease Amendment is attached to and made part of that certain Lease dated October 7, 1996 (the "Lease"), by and between Benaroya Capital, LLC., a Washington limited liability company, hereinafter called Lessor ("Lessor"), and Targeted Genetics Corporation, a Washington corporation, hereinafter called the Lessee ("Lessee"), covering Suite 100 (4,720 RSF) located in the property commonly known as Metropolitan Park West and located at 1100 Olive Way, Seattle, Washington, (the "Premises"). The Premises are more particularly described in the Lease. The terms used herein shall have the same definitions as set forth in the Lease.

Whereas, pursuant to Section 6, Exhibit G, Riders to Lease, Lessor has exercised its option to recapture the 105 rentable square feet of Additional Space for Lessee as illustrated on Exhibit A, Floor Plan of premises of the Lease.

Now, therefore, in consideration of the mutual covenants and promises contained in this First Lease Amendment and the Lease, Lessor and Lessee agree as follows:

1. Section 1, Premises. Section 1, Premises, of the Lease is hereby amended to increase the Premises' rentable square feet to 4,825, effective January 1, 1997.

2. Section 3, Monthly Minimum Rent. Section 3, Monthly Minimum Rent is amended as follows:

                     Period                     Monthly Minimum Rent
                     ------                     --------------------
               1/10/97 - 12/31/99                    $7,568.00
               1/01/00 - 12/31/01                    $7,869.00
               1/01/02 - 03/31/04                    $8,974.00

3.   Section 10, Additional Rent and Monthly Operating Expense Adjustments.
     Section 10, Additional Rent and Monthly Operating Expense Adjustments, of the Lease is hereby amended to increase Lessee's pro-rata share of Operating Expenses to 1.528%.

4. Except as otherwise modified by the terms of this First Lease Amendment, all other terms and conditions of the Lease remain unchanged and in full force and effect.
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DATED this 12th day of May, 1997.

LESSOR:                                LESSEE:

BENAROYA CAPITAL COMPANY, LLC          TARGETED GENETICS CORPORATION


/s/ Larry R. Benaroya                  /s/ James A. Johnson
----------------------                 -----------------------
By:  Larry R. Benaroya                 By:  James A. Johnson
Its: Manager                           Its: CFO
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STATE OF WASHINGTON ]
                    ] ss.
COUNTY OF KING      ]

     I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of Benaroya Capital Company, LLC, a Washington limited liability company, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

               /s/ Patricia Venable
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               Notary Public in and for the State of    Washington
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               Residing at                              Issaquah
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               Commission expires                       11-4-1999
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               Print Name                               Patricia Venable
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STATE OF WASHINGTON ]
                    ] ss.
COUNTY OF KING      ]

     I certify that I know or have satisfactory evidence that James A. Johnson is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the CFO of Targeted Genetics Corporation, a Washington limited liability company, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

               /s/ Jon M. Case
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               Notary Public in and for the State of    Washington
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               Residing at                              Seattle, Washington
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               Commission expires                       10/29/97
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               Print Name                               Jon M. Case
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